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                                  EXHIBIT 10.32


                    RESOURCE BANCSHARES MORTGAGE GROUP, INC.
                      OUTSIDE DIRECTORS' STOCK OPTION PLAN
                       (AS AMENDED THROUGH MARCH 19, 2001)

                                    ARTICLE I
                      PURPOSE; EFFECTIVE DATE; DEFINITIONS


         1.1 Purpose. This Resource Bancshares Mortgage Group, Inc. Outside Directors' Stock Option Plan is intended to secure for Resource Bancshares Mortgage Group, Inc. and its stockholders the benefits of the incentive inherent in common stock ownership by the Outside Directors of the Company, who are responsible in part for the Company's growth and financial success, and to afford such persons the opportunity to obtain and thereafter increase a proprietary interest in the Company on a favorable basis and thereby share in its success.

         1.2 Effective Date. Subject to the approval of the Board and to ratification by the Company's stockholders as provided in Section 5.8, this Plan shall become effective as of July 27, 2000.

         1.3 Definitions. Capitalized terms used in this Plan but not defined herein are used herein as defined in the Option Agreement. In addition, throughout this Plan, the following terms shall have the meanings indicated:

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

                  (c) "Committee" shall mean the a committee of the Board that is composed solely of two or more "nonemployee directors" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

                  (d) "Common Stock" shall mean the Common Stock, par value $.01 per share, of the Company.

                  (e) "Company" shall mean Resource Bancshares Mortgage Group, Inc., a Delaware corporation.

                  (f) "Director" shall mean any member of the Board.



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                  (g) "Exchange Act" shall mean the Securities Exchange Act of
1934, as amended.

                  (h) "Fair Market Value" shall mean, with respect to the Common Stock on any day, the closing sales price of a share of Common Stock for the immediately preceding or, if the principal market for trading the Common Stock is not open or if no closing sales price of a share of Common Stock is available that day, the closing sales price of a share of Common Stock for the day most immediately preceding that day for which a closing sales price is available. The market value of an Option granted under the Plan on any day shall be the market value of the underlying Common Stock, determined as aforesaid, less the exercise price of the Option.

                  (i) "Option" shall mean an option to purchase shares of Common Stock awarded to an Outside Director pursuant to this Plan.

                  (j) "Option Agreement" shall mean an agreement between the Company and an Outside Director, in substantially the form of Annex A to this Plan, evidencing the award of an Option; provided, however, that if an Outside Director elects pursuant to Section 4.1(c) of the Plan to receive an Option which is exercisable in whole immediately upon the date of award, then Section 3(a) of the Option Agreement shall be replaced in its entirety with the following:

                           (a) The Option shall be exercisable, in whole or in part, at any time and from time to time during the Option Period, but not thereafter. The Option shall terminate on the expiration of the Option Period, if not earlier terminated.

                  (k) "Option Shares" shall mean the shares of Common Stock purchased upon exercise of an Option.

                  (l) "Outside Director" shall mean any Director other than a Director who, at the time of an Option award to such Director hereunder, is a full-time employee or executive officer of the Company or any subsidiary of the Company.

                  (m) "Plan" shall mean this Resource Bancshares Mortgage Group, Inc. Outside Directors' Stock Option Plan, as the same may be amended from time to time.

                  (n) "Change of Control" shall mean:

                           (1) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of Common Stock (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of



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         directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this paragraph (1), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (iv) any acquisition by any corporation pursuant to a transaction which complies with subparagraphs (i), (ii) and (iii) of paragraph (3) of this subsection 1.3(n); or

                           (2) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

                           (3) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or



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                           (4) Approval by the stockholders of the Company of a
         complete liquidation or dissolution of the Company.


                                   ARTICLE II
                                    COMMITTEE

         2.1 Committee Work. The Company's Senior Vice President for Human Resources (or other person with the responsibilities of such an officer) shall advise the Committee, upon request, as to the proper interpretation, construction and administration of this Plan and the Options. Nevertheless, this Plan and the Options shall be interpreted, construed and administered by the Committee alone. An Outside Director may appeal to the Committee, in writing, any decision or action of the Committee with respect to the Plan that adversely affects the Outside Director. Upon review of such appeal, and in any other case where the Committee has acted with respect to the Plan or Options, the decision on appeal or the interpretation or construction by the Committee of any provision of this Plan or of any Option shall be conclusive and binding on all parties. A majority of the entire Committee shall constitute a quorum, and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In addition, any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. Subject to the provisions of the Plan and the Company's bylaws, the Committee may make such additional rules and regulations for the conduct of its business as it shall deem advisable and shall hold meetings at such times and places as it may determine.

         2.2 Good Faith Determinations.No member of the Committee or other member of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Option granted hereunder.


                                   ARTICLE III
                     ELIGIBILITY; SHARES SUBJECT TO THE PLAN

         3.1 Eligibility. Only Outside Directors shall be eligible to receive Option awards under this Plan.

         3.2 Shares Subject to the Plan. Subject to the provisions of Section 4.3(d) (relating to adjustment for changes in the Common Stock), the maximum number of shares that may be issued under this Plan shall not exceed in the aggregate 400,000 shares of Common Stock, as such number of shares may be adjusted after July 27, 2000 pursuant to Section 4.3(d). Such shares may be authorized and unissued shares or, in the alternative, authorized and issued shares that have been reacquired by the Company as treasury stock. If any Option awarded under this Plan shall for any reason terminate or expire or be surrendered without having been exercised in full, then the underlying shares not acquired by Option exercise shall be available again for grant hereunder.




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                                   ARTICLE IV
                                  OPTION AWARDS

         4.1 Grant of Options. (a) As of July 27, 2000, each person who is then an Outside Director shall be awarded an Option to purchase 10,000 shares of Common Stock, in each case at an exercise price per share equal to the Fair Market Value per share of Common Stock on July 27, 2000.

                  (b) On September 1 of each year during the term of the Plan (including September 1, 2000), the Committee, upon recommendation of the Company's Chief Executive Officer, shall award Options to Outside Directors to purchase shares of Common Stock, in each case at an exercise price equal to the Fair Market Value per share of Common Stock on the September 1 that is the award date. The number of shares of Common Stock that are subject to an Option to an Outside Director may not exceed the number of shares recommended to the Committee for such Outside Director by the Company's Chief Executive Officer. In making any such recommendation to the Committee and the Committee's award of an Option, the Company's Chief Executive Officer and the Committee may take into account the nature of the services rendered by the Outside Director, other compensation payable to the Outside Director by the Company, the capacity of the Outside Director to contribute to the success of the Company and such other factors that the Company's Chief Executive Officer and the Committee may consider relevant.

                  (c) Any Outside Director may notify the Company's Chief Executive Officer if the Outside Director wishes to receive an Option in lieu of cash for the annual retainer to which the Outside Director is entitled for service as an Outside Director or as chairman of or as a member of a Board committee (but not in lieu of any other compensation, including fees for attending meetings). Such notification (i) must be in writing, (ii) must indicate whether the Outside Director wishes to receive an Option which is exercisable (A) in whole immediately upon the date of award or (B) as provided in Section 4.2 of the Plan and (iii) must be received by the Company's Chief Executive Officer during the month of March. The notification shall relate to all retainers payable during the 12 month period beginning on the April 1 next following receipt of the notification and ending the following March 31 and is irrevocable during such period. The Company's Chief Executive Officer shall provide copies of all notifications to the Committee, which shall determine whether to award Options in lieu of retainers to those who have requested same. The number of shares of Common Stock that are subject to an Option to be awarded to an Outside Director in lieu of his or her retainer shall be determined by the Committee such that the value of the Option will be substantially equal to the amount of the retainer which would otherwise be payable. In making such determination, the Committee shall use a generally accepted independent option valuation method. The exercise price of the Option shall be equal to the Fair Market Value per share of Common Stock on the date that the retainer would otherwise be payable in cash. The Options so awarded shall be subject to any policy adopted by the Board relating to attendance at Board meetings, as it may be



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amended from time to time.

                  (d) Notwithstanding Section 4.1(c) and Section 4.2 of the Plan, grants of Options made prior to stockholder approval, as provided in
Section 5.8 of the Plan, shall be subject to such stockholder approval and shall not be exercisable prior to such approval.

         4.2 Vesting. Except as provided in Section 4.1(c) of the Plan, each Option shall be exercisable, in whole or in part, at any time and from time to time during the Option Period, but not thereafter, to the extent set forth in the schedule below:



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
                  if the period from                            then the maximum percentage of the Option
                  the date of the award                         Shares that may be purchased through such
                  until the Exercise Date is:                   Exercise Date is:
                  -----------------------------------------     -------------------------------------------
                  Less than 1 year,                             20%
                  At least 1 year,                              40%
                  But less than 2 years,
                  At least 2 years,                             60%
                  but less than 3 years,
                  at least 3 years,                             80%
                  but less than 4 years,
                  at least 4 years,                             100%

Provided, however, that (i) in the event of a Change of Control of the type set forth in paragraph (1), (2) or (4) of the definition of Change of Control and
(ii) immediately prior to the occurrence of a Change of Control of the type set forth in paragraph (3) of the definition of Change of Control, each Option outstanding under the Plan shall become exercisable in whole or in part without regard to the foregoing schedule. In addition, each Option Agreement shall provide for acceleration of exercisability in the event of death or permanent and total disability (within the meaning of Section 22(e)(3) of the Code). Each Option shall terminate on the expiration of its Option Period, if not earlier terminated.

         4.3 Other Terms and Conditions. Each Option award under this Plan shall be evidenced by an Option Agreement. The Option Agreements need not be identical with one another, but each one shall include the substance of all of the following terms and conditions:

                  (a) Numbers of Shares, Option Exercise Price and Vesting Schedule. Each Option Agreement shall state the number of shares of Common Stock to which it pertains, the Option exercise price and the schedule by which the Options subject thereto shall become exercisable, all in accordance with this Plan.

                  (b) Medium and Time of Payment. Upon exercise of an Option, the Option exercise price shall be payable in United States dollars, in cash (including check) or (unless the Board otherwise prescribes) in shares of Common Stock owned by the optionee for a period of six months, or in a combination of cash and such Common Stock. If all or any portion of the Option exercise price is paid in Common Stock owned by the optionee, then that stock shall be valued at its Fair Market Value as of the date the Option is exercised. An Option shall be deemed to be exercised on the date that the Company receives full payment of the exercise price for the number of shares for which the Option is being exercised. For the purpose of assisting an optionee to



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exercise an Option, the Company may, in the discretion of the Board, make recourse loans to the optionee or guarantee recourse loans made by third parties to the optionee, in either case on such terms and conditions as the Board may authorize.

                  (c) Minimum Exercise; No Transfers. Not less than 100 shares of Common Stock may be purchased by Option exercise at any one time unless the number purchased is the total number of shares in respect of which the Option is then exercisable. No Option shall be assignable or transferable by an optionee, and no other person shall acquire any rights therein, except that the Option may be transferred by will or the laws of descent or distribution or pursuant to a formal court order in connection with the divorce of the optionee.

                  (d) Recapitalization; Reorganization. Subject to any action required by the stockholders of the Company, the maximum number of shares of Common Stock that may be issued under this Plan pursuant to Section 3.2, the number of shares of Common Stock covered by each outstanding Option and the per-share exercise price applicable to each outstanding Option shall, in each case, be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

                  Subject to any action required by the stockholders, in the event of a Business Combination that does not result in a Change of Control, each Option outstanding under the Plan shall pertain to and apply to the securities or other consideration that a holder of the number of shares of Common Stock underlying the Option would have been entitled to receive in the Business Combination. In the event of a Business Combination that results in a Change of Control of the type set forth in paragraph (3) of the definition of Change of Control or in the event of the complete liquidation or dissolution of the Company, then each outstanding Option shall terminate; provided however, that each optionee shall, in such event, have the right immediately prior to such Change of Control or complete liquidation or dissolution, to exercise his or her Option in whole or in part without regard to any installment provision that might be contained in the applicable Option Agreement.

                  In the event of a change in the Common Stock as presently constituted, which change is limited to a change of all of the authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be Common Stock within the contemplation of this Plan.

                  The foregoing adjustments shall be made by the Committee, whose determination shall be conclusive.

                  Except as expressly provided in this subsection, the optionee shall have no rights by reason of (i) any subdivision or consolidation of shares of any class, (ii) any stock dividend, (iii) any other increase or decrease in the number of shares of stock of any class, (iv) any dissolution, liquidation, merger or consolidation or spin-off, split-off or split-up of assets of the

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Company or stock of another corporation or (v) any issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class. Moreover, except as expressly provided in this subsection, the occurrence of one or more of the above-listed events shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or the exercise price relative to, the shares of Common Stock underlying the Option.

                  The grant of an Option pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes to, of or in its capital or business structure or to merge, consolidate, dissolve or liquidate or sell or transfer all or any part of its business or assets.


                  (e) Rights as a Stockholder. An optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares underlying his or her Option until the date of the issuance of a stock certificate for those shares upon payment of the exercise price. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in subsection 4.3(d).

                  (f) Option Termination.

                  (1) Each Option Agreement shall provide that, if the optionee ceases to be a Director incidental to conduct that, in the judgment of the Committee, involves a breach of fiduciary duty by such optionee or other conduct detrimental to the Company, then his or her Option shall terminate immediately and thereafter be of no force or effect.

                  (2) Each Option Agreement shall also provide that, if the optionee ceases to be a Director for a reason other than conduct that, in the judgment of the Committee, involves a breach of fiduciary duty by such optionee or other conduct detrimental to the Company, then the optionee may at any time within three months after he or she ceases to be a Director exercise his or her Option but only to the extent the Option was exercisable by him or her on the date he or she ceased to be a Director (the unexercisable portion of the Option shall terminate and thereafter be of no force or effect); provided, however, that if an optionee so requests, his or her Option Agreements shall provide that if the approval of the stockholders has not been obtained as required by Section 5.8 at the time the optionee so ceases to be a Director, the three months shall not begin to run until the first to occur of (i) such approval of stockholders or (ii) June 1, 2001.

                  (3) Each Option Agreement also shall provide that, if the optionee becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while serving as a Director, then such Option may be fully exercised not later than the expiration of twelve months following such permanent and total disability by the optionee or person, if any, appointed by a court to administer the affairs of the optionee.



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                  (4) Each Option Agreement also shall provide that, if the
         optionee dies while serving as a Director, then such Option may be fully exercised not later than the expiration of twelve months following such death by the person or persons to whom his or her rights under the Option shall pass by will or by the laws of descent or distribution. In addition, each Option Agreement also shall provide that, if the optionee dies within the three month period described in clause (2) above or the one year period described in clause (3) above, then his or her Option may be exercised at any time within one year following his or her death by the person or persons to whom his or her rights under the Option shall pass by will or by the laws of descent and distribution, but only to the extent that such Option was exercisable by him or her on his or her date of death.

                  (5) Each Option Agreement also shall provide for acceleration of exercisability in the event of a Change of Control.

                  (6) Notwithstanding anything to the contrary in this subsection, an Option may not be exercised by anyone after the expiration of its term.


                                    ARTICLE V
                                  MISCELLANEOUS

         5.1 Designation. This Plan may be referred to in other documents and instruments as the "Resource Bancshares Mortgage Group, Inc. Outside Directors' Stock Option Plan."

         5.2 Amendment, Suspension, Discontinuance and Termination of Plan. The Committee may from time to time amend, suspend or discontinue this Plan or revise it in any respect whatsoever for the purpose of maintaining or improving its effectiveness as an incentive device, for the purpose of conforming it to applicable governmental regulations or to any change in applicable law or regulations, or for any other purpose permitted by law; provided, however, that no such action by the Committee shall adversely affect any Option theretofore awarded hereunder without the consent of the holder so affected; provided further that any amendment to this Plan that would materially increase the benefits accruing to participants hereunder, materially increase the number of shares of Common Stock that may be issued upon exercise of Options granted hereunder or materially modify this Plan's requirements as to eligibility for participation herein must be approved by the stockholders of the Company. This Plan will terminate on the date when all shares of the Common Stock received for issuance under the Plan have been acquired upon exercise of Options granted hereunder or on such earlier date as the Board may determine.

         5.3 Governing Law. This Plan and all rights and obligations hereunder shall be construed in accordance with and governed by the laws of the State of South Carolina.

         5.4 Indemnification of Committee. In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including



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legal fees actually and necessarily incurred in connection with the defense of any investigation, action, suit or proceeding, or in connection with any appeal therefrom, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan or any Option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in or dismissal or other discontinuance of any such investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such investigation, action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his or her duties, provided that, within 60 days after institution of any such investigation, action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

         5.5 Reservation of Shares. The Company shall, at all times during the term of this Plan and so long as any Option shall be outstanding, reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements hereof. Notwithstanding the foregoing, the inability of the Company to obtain, from any regulatory body of appropriate jurisdiction, authority considered by the Company to be necessary or desirable to the lawful issuance of any shares of its Common Stock hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Common Stock as to which such requisite authority shall not have been obtained.

         5.6 Application of Funds. The proceeds received by the Company from the sale of Common Stock upon the exercise of Options will be used for general corporate purposes.

         5.7 No Obligation to Exercise.The award of an Option under this plan shall impose no obligation upon the optionee to exercise that Option.

         5.8 Approval of Stockholders. No Options awarded pursuant to this Plan shall be enforceable against the Company unless and until the Plan shall have been ratified by the stockholders of the Company.

                                    * * * * *


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